UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 10, 2010 (August 10, 2010)
Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place,	06902
Stamford, Connecticut

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition.
     On August 10, 2010, Aircastle Limited announced financial results for its second quarter as described in the press release furnished hereto as Exhibit 99.1, which is incorporated herein by reference.
     The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibit 99.1 Press Release dated August 10, 2010 which is being furnished hereto pursuant to Item 2.02.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AIRCASTLE LIMITED
(Registrant)
/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary
Date: August 10, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated August 10, 2010

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